UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 27, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-WMC1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-127020-05                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K/A relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-WMC1 Asset Backed Pass-Through Certificates, Series 2005-WMC1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, JPMorgan Chase Bank, N.A. as Securities Administrator and Servicer, and U.S. Bank N.A, as Trustee.

   On December 27, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Restatement to Certificateholders on December 27, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               J.P. Morgan Mortgage Acquisition Corp. 2005-WMC1
               Asset Backed Pass-Through Certificates, Series 2005-WMC1

                     JPMORGAN CHASE BANK, N.A, not in its individual capacity but solely as Securities Administrator and Servicer under the Agreement referred to herein

                     By:     /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                     Title:  Vice President

                     Date:   January 9, 2006

        Exhibit Index

      99.1     Restatement to Certificateholders on December 27, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-WMC1
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-WMC1
                        STATEMENT TO CERTIFICATEHOLDERS
                               ***RESTATEMENT***
                               December 27, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1        404,000,000.00     389,219,956.14   14,639,937.48     1,540,878.56    16,180,816.04    0.00     0.00      374,580,018.66
A2        382,300,000.00     359,091,321.13   27,081,181.85     1,376,915.72    28,458,097.57    0.00     0.00      332,010,139.28
A3        252,900,000.00     252,900,000.00            0.00     1,001,203.00     1,001,203.00    0.00     0.00      252,900,000.00
A4         59,041,000.00      59,041,000.00            0.00       239,509.66       239,509.66    0.00     0.00       59,041,000.00
M1         55,745,000.00      55,745,000.00            0.00       228,616.44       228,616.44    0.00     0.00       55,745,000.00
M2         49,953,000.00      49,953,000.00            0.00       205,750.86       205,750.86    0.00     0.00       49,953,000.00
M3         29,682,000.00      29,682,000.00            0.00       123,048.38       123,048.38    0.00     0.00       29,682,000.00
M4         26,786,000.00      26,786,000.00            0.00       114,138.12       114,138.12    0.00     0.00       26,786,000.00
M5         25,338,000.00      25,338,000.00            0.00       108,643.71       108,643.71    0.00     0.00       25,338,000.00
M6         23,167,000.00      23,167,000.00            0.00       100,364.59       100,364.59    0.00     0.00       23,167,000.00
M7         20,995,000.00      20,995,000.00            0.00       100,286.12       100,286.12    0.00     0.00       20,995,000.00
M8         18,099,000.00      18,099,000.00            0.00        88,383.45        88,383.45    0.00     0.00       18,099,000.00
M9         18,099,000.00      18,099,000.00            0.00        94,818.65        94,818.65    0.00     0.00       18,099,000.00
M10        13,755,000.00      13,755,000.00            0.00        81,842.25        81,842.25    0.00     0.00       13,755,000.00
M11        13,755,000.00      13,755,000.00            0.00        81,842.25        81,842.25    0.00     0.00       13,755,000.00
P                 100.00             100.00            0.00       514,261.98       514,261.98    0.00     0.00              100.00
R                   0.00               0.00            0.00             0.00             0.00    0.00     0.00                0.00
TOTALS  1,393,615,100.00   1,355,626,377.27   41,721,119.33     6,000,503.74    47,721,623.07    0.00     0.00    1,313,905,257.94
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C     1,447,912,146.71      1,409,923,423.48      0.00         2,290,134.25    2,290,134.25   0.00       0.00      1,368,201,963.45
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   ----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   ----------------------
A1        46626LBD1      963.41573302  36.23746901           3.81405584         40.05152485      927.17826401    A1     4.453750 %
A2        46626LBE9      939.29197261  70.83751465           3.60166288         74.43917753      868.45445796    A2     4.313750 %
A3        46626LBF6    1,000.00000000   0.00000000           3.95888889          3.95888889    1,000.00000000    A3     4.453750 %
A4        46626LBG4    1,000.00000000   0.00000000           4.05666672          4.05666672    1,000.00000000    A4     4.563750 %
M1        46626LBH2    1,000.00000000   0.00000000           4.10111113          4.10111113    1,000.00000000    M1     4.613750 %
M2        46626LBJ8    1,000.00000000   0.00000000           4.11888896          4.11888896    1,000.00000000    M2     4.633750 %
M3        46626LBK5    1,000.00000000   0.00000000           4.14555556          4.14555556    1,000.00000000    M3     4.663750 %
M4        46626LBL3    1,000.00000000   0.00000000           4.26111103          4.26111103    1,000.00000000    M4     4.793750 %
M5        46626LBM1    1,000.00000000   0.00000000           4.28777765          4.28777765    1,000.00000000    M5     4.823750 %
M6        46626LBN9    1,000.00000000   0.00000000           4.33222213          4.33222213    1,000.00000000    M6     4.873750 %
M7        46626LBP4    1,000.00000000   0.00000000           4.77666683          4.77666683    1,000.00000000    M7     5.373750 %
M8        46626LBQ2    1,000.00000000   0.00000000           4.88333333          4.88333333    1,000.00000000    M8     5.493750 %
M9        46626LBR0    1,000.00000000   0.00000000           5.23888889          5.23888889    1,000.00000000    M9     5.893750 %
M10       46626LBS8    1,000.00000000   0.00000000           5.95000000          5.95000000    1,000.00000000    M10    6.693750 %
M11       46626LBT6    1,000.00000000   0.00000000           5.95000000          5.95000000    1,000.00000000    M11    6.693750 %
P          N/A         1,000.00000000   0.00000000   5,142,619.80000000  5,142,619.80000000    1,000.00000000    P      0.000000 %
TOTALS                   972.74087893  29.93733301           4.30571091         34.24304392      942.80354593
------------------------------------------------------------------------------------------   -------------   ----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   ----------------------
C          N/A        973.76310205       0.00000000        1.58168039          1.58168039      944.94819079       C      0.000000 %
------------------------------------------------------------------------------------------   -------------   ----------------------

If there are any questions or problems with this Restatement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

Principal Funds:
            Scheduled Principal Payments (Total)                                                                    729,979.95
                                                      Group 1                                                       307,731.16
                                                      Group 2                                                       422,248.79

            Principal Prepayments (Total)                                                                           40,850,098.77
                                                      Group 1                                                       11,013,326.16
                                                      Group 2                                                       13,272,694.23

            Curtailments (Total)                                                                                    142,004.43
                                                      Group 1                                                       130,967.34
                                                      Group 2                                                       11,037.09

            Curtailment Interest Adjustments (Total)                                                                -623.12
                                                      Group 1                                                       -277.81
                                                      Group 2                                                       -345.31

            Repurchase Principal (Total)                                                                            16,564,078.38
                                                      Group 1                                                       3,188,310.18
                                                      Group 2                                                       13,375,768.20

            Substitution Amounts (Total)                                                                            0.00
                                                      Group 1                                                       0.00
                                                      Group 2                                                       0.00

            Net Liquidation Proceeds (Total)                                                                        0.00
                                                      Group 1                                                       0.00
                                                      Group 2                                                       0.00

            Other Principal Adjustments (Total)                                                                     0.00
                                                      Group 1                                                       0.00
                                                      Group 2                                                       0.00

Interest Funds:

            Gross Interest                                                                                          8,369,378.14
                                                      Group 1                                                       3,056,711.96
                                                      Group 2                                                       5,312,666.18

            Servicing Fees                                                                                          587,468.08
                                                      Group 1                                                       215,753.46
                                                      Group 2                                                       371,714.62

            Trustee Fees                                                                                            3,524.88
                                                      Group 1                                                       1,294.55
                                                      Group 2                                                       2,230.33

            Custodian Fee                                                                                           2,349.87
                                                      Group 1                                                       863.01
                                                      Group 2                                                       1,486.86

Prepayment Penalties:
            Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                       91
                                                      Group 1                                                       46
                                                      Group 2                                                       45

            Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected                      13,935,554.26
                                                      Group 1                                                       6,044,741.35
                                                      Group 2                                                       7,890,812.91

            Amount of Prepayment Penalties Collected                                                                514,261.98
                                                      Group 1                                                       225,219.24
                                                      Group 2                                                       289,042.74
Available Remitance Amount                                                                                          49,497,495.34

            Principal Remittance Amount (Total)                                                                     41,721,460.03
                                                      Group 1                                                       14,640,057.03
                                                      Group 2                                                       27,081,403.00

            Interest Remittance Amount (Total)                                                                      7,776,035.31
                                                      Group 1                                                       2,838,800.94
                                                      Group 2                                                       4,937,234.37

Pool Detail:
            Beginning Number of Loans Outstanding                                                                   7,489
                                                      Group 1                                                       3,379
                                                      Group 2                                                       4,110

            Ending Number of Loans Outstanding                                                                      7,289
                                                      Group 1                                                       3,294
                                                      Group 2                                                       3,995

            Beginning Aggregate Loan Balance                                                                        1,409,923,423.47
                                                      Group 1                                                       517,808,374.72
                                                      Group 2                                                       892,115,048.75

            Ending Aggregate Loan Balance                                                                           1,368,201,963.44
                                                      Group 1                                                       503,168,317.68
                                                      Group 2                                                       865,033,645.76

            Current Advances                                                                                        0.00
                                                      Group 1                                                       0.00
                                                      Group 2                                                       0.00

            Aggregate Advances                                                                                      0.00
                                                      Group 1                                                       0.00
                                                      Group 2                                                       0.00

            Weighted Average Remaning Term To Maturity                                                              334.21
                                                      Group 1                                                       338.00
                                                      Group 2                                                       332.00

            Weighted Average Net Mortgage Rate                                                                      6.61826%
                                                      Group 1                                                       6.57881%
                                                      Group 2                                                       6.64116%

Delinquent Mortgage Loans
            Group  1
            Category     Number            Principal Balance           Percentage
            1 Month               43          6,513,728.46             1.29 %
            2 Month               22          2,875,109.45             0.57 %
            3 Month                1            319,374.61             0.06 %
            Total                 66          9,708,212.52             1.93 %

Delinquent Mortgage Loans
            Group  2
            Category     Number            Principal Balance           Percentage
            1 Month               68         13,311,822.37             1.54 %
            2 Month               43          7,381,869.40             0.85 %
            3 Month                0                  0.00             0.00 %
            Total                111         20,693,691.77             2.39 %

                        * Delinquent Bankruptcies and Foreclosures are not included in the table above.

Bankruptcies
            Group         Number of          Principal Balance       Percentage
            Number        Loans
                  1                  9           853,336.38                 0.17%
                  2                  5         1,257,257.78                 0.15%
            Total                   14         2,110,594.16                 0.15%

Group 1 Bankruptcy Reporting:
                                Number of Bankruptcy Loans that are Current                                         8
                                Principal Balance of Bankruptcy Loans that are Current                              795,028.38
                                Number of Bankruptcy Loans that are 1 Month Delinquent                              1
                                Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                   58,308.00
                                Number of Bankruptcy Loans that are 2 Months Delinquent                             0
                                Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                  0.00
                                Number of Bankruptcy Loans that are 3+ Months Delinquent                            0
                                Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                 0.00
                                Total Number of Bankruptcy Loans                                                    9
                                Total Principal Balance of Bankruptcy Loans                                         853,336.38

Group 2 Bankruptcy Reporting:
                                Number of Bankruptcy Loans that are Current                                         5
                                Principal Balance of Bankruptcy Loans that are Current                              1,257,257.78
                                Number of Bankruptcy Loans that are 1 Month Delinquent                              0
                                Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                   0.00
                                Number of Bankruptcy Loans that are 2 Months Delinquent                             0
                                Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                  0.00
                                Number of Bankruptcy Loans that are 3+ Months Delinquent                            0
                                Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                 0.00
                                Total Number of Bankruptcy Loans                                                    5
                                Total Principal Balance of Bankruptcy Loans                                         1,257,257.78

Foreclosures
            Group           Number of        Principal Balance          Percentage
            Number          Loans
                  1                    1         183,578.54                    0.04%
                  2                    1         294,687.49                    0.03%
            Total                      2         478,266.03                    0.03%

Group 1 Foreclosure Reporting:
                                Number of Foreclosure Loans that are Current                                        0
                                Principal Balance of Foreclosure Loans that are Current                             0.00
                                Number of Foreclosure Loans that are 1 Month Delinquent                             0
                                Principal Balance of Foreclosure Loans that are 1 Month Delinquent                  0.00
                                Number of Foreclosure Loans that are 2 Months Delinquent                            0
                                Principal Balance of Foreclosure Loans that are 2 Months Delinquent                 0.00
                                Number of Foreclosure Loans that are 3+ Months Delinquent                           1
                                Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                183,578.54
                                Total Number of Foreclosure Loans                                                   1
                                Total Principal Balance of Foreclosure Loans                                        183,578.54

Group 2 Foreclosure Reporting:
                                Number of Foreclosure Loans that are Current                                        0
                                Principal Balance of Foreclosure Loans that are Current                             0.00
                                Number of Foreclosure Loans that are 1 Month Delinquent                             0
                                Principal Balance of Foreclosure Loans that are 1 Month Delinquent                  0.00
                                Number of Foreclosure Loans that are 2 Months Delinquent                            0
                                Principal Balance of Foreclosure Loans that are 2 Months Delinquent                 0.00
                                Number of Foreclosure Loans that are 3+ Months Delinquent                           1
                                Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                294,687.49
                                Total Number of Foreclosure Loans                                                   1
                                Total Principal Balance of Foreclosure Loans                                        294,687.49

REO Properties
            Group         Number of      Principal Balance     Percentage
            Number        Loans
                  1                  0             0.00               0.00%
                  2                  0             0.00               0.00%
            Total                    0             0.00               0.00%


Group 1 REO Reporting:
                                Number of REO Loans that are Current                                                0
                                Principal Balance of REO Loans that are Current                                     0.00
                                Number of REO Loans that are 1 Month Delinquent                                     0
                                Principal Balance of REO Loans that are 1 Month Delinquent                          0.00
                                Number of REO Loans that are 2 Months Delinquent                                    0
                                Principal Balance of REO Loans that are 2 Months Delinquent                         0.00
                                Number of REO Loans that are 3+ Months Delinquent                                   0
                                Principal Balance of REO Loans that are 3+ Months Delinquent                        0.00
                                Total Number of REO Loans                                                           0
                                Total Principal Balance of REO Loans                                                0.00

Group 2 REO Reporting:
                                Number of REO Loans that are Current                                                0
                                Principal Balance of REO Loans that are Current                                     0.00
                                Number of REO Loans that are 1 Month Delinquent                                     0
                                Principal Balance of REO Loans that are 1 Month Delinquent                          0.00
                                Number of REO Loans that are 2 Months Delinquent                                    0
                                Principal Balance of REO Loans that are 2 Months Delinquent                         0.00
                                Number of REO Loans that are 3+ Months Delinquent                                   0
                                Principal Balance of REO Loans that are 3+ Months Delinquent                        0.00
                                Total Number of REO Loans                                                           0
                                Total Principal Balance of REO Loans                                                0.00

Loan Level REO - Schedule
            Group        Loan Number       REO Date     Schedule Principal
            Number                                      Balance

                                                                0.00

Principal Payoffs by Group occured in this Distribution
            Group           Number of            Principal Balance          Percentage
            Number          Loans
                  1                   85          14,201,636.34                    2.82%
                  2                  115          26,648,462.43                    3.08%
            Total                    200          40,850,098.77                    2.99%


Realized Loss by Group

            Group Number     Current Loss     Cumulative Loss      Ending Balance      Balance of               Net Liquidation
                                                                                       Liquidated Loans         Proceeds
            1                    0.00              0.00            503,168,317.68           0.00                 0.00
            2                    0.00              0.00            865,033,645.76           0.00                 0.00
            Total                0.00              0.00          1,368,201,963.44           0.00                 0.00
Loss Detail:

            Current Realized Losses- Reduced by Recoveries                                                          0.00
                                                      Group 1                                                       0.00
                                                      Group 2                                                       0.00

            Cumulative Realized Losses - Reduced by Recoveries                                                      0.00
                                                      Group 1                                                       0.00
                                                      Group 2                                                       0.00

            Current Applied Losses                                                                                  0.00
            Cumulative Applied Losses                                                                               0.00

Trigger Event                                                                                                       NO
            TEST I - Trigger Event Occurrence                                                                       NO
            (Is Delinquency Percentage > 33% of of Senior Enhancement Percetage ?)
            Delinquency Percentage                                                                                  0.80797%
            33% of of Senior Enhancement Percetage                                                                  8.43380%
            OR
            TEST II - Trigger Event Occurrence                                                                      NO
            (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
            Cumulative Realized Losses as % of Original Loan Bal                                                    0.00000%
            Required Cumulative Loss %                                                                              0.00000%


O/C Reporting
            Targeted Overcollateralization Amount                                                                   54,296,705.50
            Ending Overcollateralization Amount                                                                     54,296,705.50
            Ending Overcollateralization Deficiency                                                                 0.00
            Overcollateralization Release Amount                                                                    340.70
            Monthly Excess Interest                                                                                 2,302,095.10
            Payment to Class C                                                                                      2,290,134.25

Certificate Interest Shortfall Detail:
Interest Carry Forward:
            Interest Carryforward Balance with respect to such Distribution Date
                                                                          Class A-1                                 0.00
                                                                          Class A-2                                 0.00
                                                                          Class A-3                                 0.00
                                                                          Class A-4                                 0.00
                                                                          Class M-1                                 0.00
                                                                          Class M-2                                 0.00
                                                                          Class M-3                                 0.00
                                                                          Class M-4                                 0.00
                                                                          Class M-5                                 0.00
                                                                          Class M-6                                 0.00
                                                                          Class M-7                                 0.00
                                                                          Class M-8                                 0.00
                                                                          Class M-9                                 0.00
                                                                          Class M-10                                0.00
                                                                          Class M-11                                0.00

            Interest Carryforward Amount Paid This Period                                                           0.00
                                                                          Class A-1                                 0.00
                                                                          Class A-2                                 0.00
                                                                          Class A-3                                 0.00
                                                                          Class A-4                                 0.00
                                                                          Class M-1                                 0.00
                                                                          Class M-2                                 0.00
                                                                          Class M-3                                 0.00
                                                                          Class M-4                                 0.00
                                                                          Class M-5                                 0.00
                                                                          Class M-6                                 0.00
                                                                          Class M-7                                 0.00
                                                                          Class M-8                                 0.00
                                                                          Class M-9                                 0.00
                                                                          Class M-10                                0.00
                                                                          Class M-11                                0.00

            Interest Carryforward Amount Occured This Period                                                        0.00
                                                                          Class A-1                                 0.00
                                                                          Class A-3                                 0.00
                                                                          Class A-2                                 0.00
                                                                          Class A-4                                 0.00
                                                                          Class M-1                                 0.00
                                                                          Class M-2                                 0.00
                                                                          Class M-3                                 0.00
                                                                          Class M-4                                 0.00
                                                                          Class M-5                                 0.00
                                                                          Class M-6                                 0.00
                                                                          Class M-7                                 0.00
                                                                          Class M-8                                 0.00
                                                                          Class M-9                                 0.00
                                                                          Class M-10                                0.00
                                                                          Class M-11                                0.00

            Remaining Interest Carryforward Amount
                                                                          Class A-1                                 0.00
                                                                          Class A-2                                 0.00
                                                                          Class A-3                                 0.00
                                                                          Class A-4                                 0.00
                                                                          Class M-1                                 0.00
                                                                          Class M-2                                 0.00
                                                                          Class M-3                                 0.00
                                                                          Class M-4                                 0.00
                                                                          Class M-5                                 0.00
                                                                          Class M-6                                 0.00
                                                                          Class M-7                                 0.00
                                                                          Class M-8                                 0.00
                                                                          Class M-9                                 0.00
                                                                          Class M-10                                0.00
                                                                          Class M-11                                0.00

Amounts Received with respect to the Yield Maintenance Agreement                                                    0.00

Basis Risk Reserve Fund Account:
                                Beginning Balance                                                                   1,000.00
                                Additions to the Basis Risk Reserve Fund                                            11,960.85
                                Divident Earnings on the Basis Risk Reserve Fund                                    0.00
                                Withdrawals from the Basis Risk Reserve Fund                                        11,960.85
                                Ending Balance                                                                      1,000.00


Basis Risk Reserve Carryover:
            Interest Carryover Balance with respect to such Distribution Date
                                                                          Class A-1                                 0.00
                                                                          Class A-2                                 0.00
                                                                          Class A-3                                 0.00
                                                                          Class A-4                                 0.00
                                                                          Class M-1                                 0.00
                                                                          Class M-2                                 0.00
                                                                          Class M-3                                 0.00
                                                                          Class M-4                                 0.00
                                                                          Class M-5                                 0.00
                                                                          Class M-6                                 0.00
                                                                          Class M-7                                 0.00
                                                                          Class M-8                                 0.00
                                                                          Class M-9                                 0.00
                                                                          Class M-10                                0.00
                                                                          Class M-11                                0.00

            Interest Carryover Amount Occured This Period
                                                                          Class A-1                                 0.00
                                                                          Class A-2                                 0.00
                                                                          Class A-3                                 0.00
                                                                          Class A-4                                 0.00
                                                                          Class M-1                                 0.00
                                                                          Class M-2                                 0.00
                                                                          Class M-3                                 0.00
                                                                          Class M-4                                 0.00
                                                                          Class M-5                                 0.00
                                                                          Class M-6                                 0.00
                                                                          Class M-7                                 0.00
                                                                          Class M-8                                 0.00
                                                                          Class M-9                                 0.00
                                                                          Class M-10                                5,980.42
                                                                          Class M-11                                5,980.42

            Interest Carryover Amount Paid This Period
                                                                          Class A-1                                 0.00
                                                                          Class A-2                                 0.00
                                                                          Class A-3                                 0.00
                                                                          Class A-4                                 0.00
                                                                          Class M-1                                 0.00
                                                                          Class M-2                                 0.00
                                                                          Class M-3                                 0.00
                                                                          Class M-4                                 0.00
                                                                          Class M-5                                 0.00
                                                                          Class M-6                                 0.00
                                                                          Class M-7                                 0.00
                                                                          Class M-8                                 0.00
                                                                          Class M-9                                 0.00
                                                                          Class M-10                                5,980.42
                                                                          Class M-11                                5,980.42

            Remaining Interest Carryover Amount
                                            Class A-1                                                               0.00
                                            Class A-2                                                               0.00
                                            Class M-1                                                               0.00
                                            Class A-3                                                               0.00
                                            Class A-4                                                               0.00
                                            Class M-2                                                               0.00
                                            Class M-3                                                               0.00
                                            Class M-4                                                               0.00
                                            Class M-5                                                               0.00
                                            Class M-6                                                               0.00
                                            Class M-7                                                               0.00
                                            Class M-8                                                               0.00
                                            Class M-9                                                               0.00
                                            Class M-10                                                              0.00
                                            Class M-11                                                              0.00

Non-Supported Interest Shortfall:

            Total Prepayment Interest Shortfall occured this distribution                                           0.00

                                            Prepayment Interest Shortfall Allocated to Class A-1                    0.00
                                            Prepayment Interest Shortfall Allocated to Class A-2                    0.00
                                            Prepayment Interest Shortfall Allocated to Class A-3                    0.00
                                            Prepayment Interest Shortfall Allocated to Class A-4                    0.00
                                            Prepayment Interest Shortfall Allocated to Class M-1                    0.00
                                            Prepayment Interest Shortfall Allocated to Class M-2                    0.00
                                            Prepayment Interest Shortfall Allocated to Class M-3                    0.00
                                            Prepayment Interest Shortfall Allocated to Class M-4                    0.00
                                            Prepayment Interest Shortfall Allocated to Class M-5                    0.00
                                            Prepayment Interest Shortfall Allocated to Class M-6                    0.00
                                            Prepayment Interest Shortfall Allocated to Class M-7                    0.00
                                            Prepayment Interest Shortfall Allocated to Class M-8                    0.00
                                            Prepayment Interest Shortfall Allocated to Class M-9                    0.00
                                            Prepayment Interest Shortfall Allocated to Class M-10                   0.00
                                            Prepayment Interest Shortfall Allocated to Class M-11                   0.00
                                            Prepayment Interest Shortfall Allocated to Class C                      0.00

            Total Relief Act Interest Shortfall occured this distribution                                           0.00

                                            Relief Act Interest Shortfall Allocated to Class A-1                    0.00
                                            Relief Act Interest Shortfall Allocated to Class A-2                    0.00
                                            Relief Act Interest Shortfall Allocated to Class A-3                    0.00
                                            Relief Act Interest Shortfall Allocated to Class A-4                    0.00
                                            Relief Act Interest Shortfall Allocated to Class M-1                    0.00
                                            Relief Act Interest Shortfall Allocated to Class M-2                    0.00
                                            Relief Act Interest Shortfall Allocated to Class M-3                    0.00
                                            Relief Act Interest Shortfall Allocated to Class M-4                    0.00
                                            Relief Act Interest Shortfall Allocated to Class M-5                    0.00
                                            Relief Act Interest Shortfall Allocated to Class M-6                    0.00
                                            Relief Act Interest Shortfall Allocated to Class M-7                    0.00
                                            Relief Act Interest Shortfall Allocated to Class M-8                    0.00
                                            Relief Act Interest Shortfall Allocated to Class M-9                    0.00
                                            Relief Act Interest Shortfall Allocated to Class M-10                   0.00
                                            Relief Act Interest Shortfall Allocated to Class M-11                   0.00
                                            Relief Act Interest Shortfall Allocated to Class C                      0.00

Available Net Funds Cap to Libor Certificates                                                                       6.204620

One-Month LIBOR for Such Distribution Date                                                                          4.193750

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                                            Class A-1                                                               4.453750
                                            Class A-2                                                               4.313750
                                            Class A-3                                                               4.453750
                                            Class A-4                                                               4.563750
                                            Class M-1                                                               4.613750
                                            Class M-2                                                               4.633750
                                            Class M-3                                                               4.663750
                                            Class M-4                                                               4.793750
                                            Class M-5                                                               4.823750
                                            Class M-6                                                               4.873750
                                            Class M-7                                                               5.373750
                                            Class M-8                                                               5.493750
                                            Class M-9                                                               5.893750
                                            Class M-10                                                              6.693750
                                            Class M-11                                                              6.693750

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
            Deferred Amount with respect to such Distribution Date
                                            Class M-1                                                               0.00
                                            Class M-2                                                               0.00
                                            Class M-3                                                               0.00
                                            Class M-4                                                               0.00
                                            Class M-5                                                               0.00
                                            Class M-6                                                               0.00
                                            Class M-7                                                               0.00
                                            Class M-8                                                               0.00
                                            Class M-9                                                               0.00
                                            Class M-10                                                              0.00
                                            Class M-11                                                              0.00

            Deferred Amount Paid This Period                                                                        0.00
                                            Class M-1                                                               0.00
                                            Class M-2                                                               0.00
                                            Class M-3                                                               0.00
                                            Class M-4                                                               0.00
                                            Class M-5                                                               0.00
                                            Class M-6                                                               0.00
                                            Class M-7                                                               0.00
                                            Class M-8                                                               0.00
                                            Class M-9                                                               0.00
                                            Class M-10                                                              0.00
                                            Class M-11                                                              0.00

            Deferred Amount Occured This Period                                                                     0.00
                                            Class M-1                                                               0.00
                                            Class M-2                                                               0.00
                                            Class M-3                                                               0.00
                                            Class M-4                                                               0.00
                                            Class M-5                                                               0.00
                                            Class M-6                                                               0.00
                                            Class M-7                                                               0.00
                                            Class M-8                                                               0.00
                                            Class M-9                                                               0.00
                                            Class M-10                                                              0.00
                                            Class M-11                                                              0.00

            Remaining Deferred Amount
                                            Class M-1                                                               0.00
                                            Class M-2                                                               0.00
                                            Class M-3                                                               0.00
                                            Class M-4                                                               0.00
                                            Class M-5                                                               0.00
                                            Class M-6                                                               0.00
                                            Class M-7                                                               0.00
                                            Class M-8                                                               0.00
                                            Class M-9                                                               0.00
                                            Class M-10                                                              0.00
                                            Class M-11                                                              0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.